UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

April 13, 2011

Date of Report (Date of earliest event reported)

LENNAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11749	95-4337490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Northwest 107th Avenue, Miami, Florida 33172

(Address of principal executive offices) (Zip Code)

(305) 559-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As reported on Lennar Corporation’s (the “Company’s”) Form 8-K dated January 13, 2011, as amended by the Company’s Form 8-K/A dated January 31, 2011, on January 9, 2011 Rick Beckwitt was elected the Company’s President and Stuart Miller was elected the Company’s Chief Executive Officer. The elections were subject to stockholder approval of amendments to the Company’s Bylaws, described in Item 5.03 below, that provided for the creation of a new officer with the title Chief Executive Officer. Mr. Beckwitt and Mr. Miller took their respective offices effective April 13, 2011. Mr. Beckwitt had previously served as the Company’s Executive Vice President and Mr. Miller as the Company’s President and Chief Executive Officer.

Information with respect to Messrs. Beckwitt and Miller including the positions they hold, their business experience and any transactions between them and the Company are as described in our annual report on Form 10-K dated January 31, 2011 and our Proxy Statement dated March 3, 2011 relating to our 2011 Annual Meeting of Stockholders, both of which are incorporated by reference in this report.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 13, 2011, the Company held its 2011 annual meeting of stockholders. Effective April 13, 2011, the Company’s stockholders approved the following amendments to the Company’s Bylaws:

(1)	Amendments to Sections 7.1 through 7.4:

The Company’s stockholders approved amendments to Article VII of its Bylaws (the Article captioned “Officers”) so that

•

the officers of the Corporation will be a President, a Secretary and a Treasurer and the Board of Directors may also elect a Chief Executive Officer, a Chairman of the Board, a Vice Chairman of the Board, one or more Vice Presidents, one or more Assistant Secretaries or Assistant Treasurers and such other officers as the Board may from time to time deem advisable;

•	the Chief Executive Officer, if any, will be the chief executive officer of the Corporation;

•	if there is no Chief Executive Officer, the President will be chief executive officer of the Corporation;

•

the chief executive officer of the Corporation will be a member of the Board of Directors and will preside over any meetings of our stockholders at which none of a Chairman of the Board, a Vice Chairman of the Board, or a Lead Director is present;

•

the officers of the Corporation, other than the Chairman of the Board, the Chief Executive Officer and the President, will have such powers and perform such duties as generally pertain to their respective offices and as from time to time may be prescribed by the Board of Directors or the chief executive officer of the Corporation; and

•

the Board of Directors may assign to officers or others descriptive titles (such as chief operating officer, chief financial officer, principal accounting officer or general counsel) and may assign to vice presidents designations of priority (such as executive vice president, senior vice president or first vice president) or function (such as vice president—finance or a regional vice president).

(2)	Amendment to Article XI:

The Company’s stockholders approved an amendment to Article XI of its Bylaws to remove the requirement that amendments to any of Sections 7.1 through 7.4 be approved by the Company’s stockholders. As amended, the Company’s Bylaws now state that any section of the Bylaws may be altered, amended or repealed by the Company’s stockholders or by its Board of Directors by a majority vote at any meeting called for that purpose, except that Section 5.3 of the Bylaws may only be altered, amended or repealed with the approval of the Independent Directors Committee of the Board or with the affirmative vote of holders of a majority of the shares of Class A common stock (voting separate and apart from the Class B common stock) which are voted with respect to the alteration, amendment or repeal.

(3)	Other Amendments:

At meetings held on January 9, 2011 and April 13, 2011, the Company’s Board of Directors approved additional amendments to the Company’s Bylaws, which did not become effective until after the stockholders had approved the amendments to Sections 7.1 through 7.4 and Article XI of the Bylaws described above, as follows:

•

Changes to various provisions of the Bylaws to reflect the fact that the Company may have an officer with the title of Chief Executive Officer, who, if the Company has an officer with that title, will be the chief executive officer of the Company.

•

Addition of a new Article VI, codifying the practice the Company had already adopted of having its independent directors meet separately from time to time and having one independent director designated as Lead Director with several specified functions in that capacity.

The Company’s Bylaws as amended, effective April 13, 2011, are attached as Exhibit 3.02 to this Current Report on Form 8-K.

Item 5.07. Submissions of Matters to a Vote of Security Holders.

The final results for each of the matters submitted to a vote of security holders at the Company’s 2011 annual meeting of stockholders were as follows:

(1)	The following individuals were elected as Directors of the Company to serve until the next annual meeting of stockholders:

	Votes For	Votes Withheld	Broker Non-votes

Irving Bolotin	377,526,706	17,591,894	41,331,291
Steven L. Gerard	375,590,588	19,528,012	41,331,291
Theron I. (“Tig”) Gilliam	377,947,101	17,171,499	41,331,291
Sherrill W. Hudson	375,836,449	19,282,151	41,331,291
R. Kirk Landon	376,369,294	18,749,306	41,331,291
Sidney Lapidus	377,687,390	17,431,210	41,331,291
Stuart A. Miller	377,804,611	17,313,989	41,331,291
Donna E. Shalala	377,876,450	17,242,150	41,331,291
Jeffrey Sonnenfeld	377,941,295	17,177,305	41,331,291

(2)    Stockholders approved, in a non-binding advisory vote, the compensation of the named executive officers described in the Proxy Statement dated March 3, 2011 relating to the Company’s 2011 Annual Meeting of Stockholders. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
356,814,632	21,421,244	16,882,724	41,331,291

(3)    Stockholders determined, in a non-binding advisory vote, that a shareholder vote on compensation of executive officers should be held every year at the Company’s annual meeting of stockholders. The results of the vote were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-votes
365,526,424	257,235	12,448,710	16,886,231	41,331,291

(4) Stockholders approved the amendments to Sections 7.1 through 7.4 of the Company’s Bylaws described in Item 5.03 above. The results of the vote were as follows:
Votes For	Votes Against	Votes Abstaining
418,679,748	609,825	17,160,318

(5) Stockholders approved the amendment to Article XI of the Company’s Bylaws described in Item 5.03 above. The results of the vote were as follows:
Votes For	Votes Against	Votes Abstaining
366,681,894	52,554,623	17,213,374

(6) Stockholders ratified Deloitte & Touche LLP as the independent registered public accounting firm for the Company’s fiscal year ending November 30, 2011. The results of the vote were as follows:
Votes For	Votes Against	Votes Abstaining
418,869,196	793,389	16,787,306

(7) Stockholders did not approve a stockholder proposal regarding the Company’s building practices. The results of the vote were as follows:
Votes For	Votes Against	Votes Abstaining	Broker Non-votes
26,779,235	305,963,240	62,376,125	41,331,291

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description of Document

3.02	Bylaws of Lennar Corporation, as amended, effective April 13, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2011	Lennar Corporation

	By:	/s/ Bruce E. Gross
	Name:	Bruce E. Gross
	Title:	Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Document

3.02	Bylaws of Lennar Corporation, as amended, effective April 13, 2011.